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                                                                    EXHIBIT 10.7






                           LORECOM TECHNOLOGIES, INC.

                          1999 LONG-TERM INCENTIVE PLAN





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                           LORECOM TECHNOLOGIES, INC.

                         1999 LONG-TERM INCENTIVE PLAN

                                     INDEX


SECTION                    DESCRIPTION
-------                    -----------

1                          Purpose of the Plan

2                          Definitions

3                          Types of Awards Covered

4                          Administration

5                          Eligibility

6                          Shares of Stock Subject to the Plan

7                          Stock Options

8                          Stock Appreciation Rights

9                          Restricted Stock

10                         Performance Awards

11                         Other Stock-Based Incentive Awards

12                         Exercise of Options

13                         Rights in Event of Death or Disability

14                         Award Agreements

15                         Tax Withholding

16                         Change of Control

17                         Dilution or Other Adjustment

18                         Transferability

19                         Amendment or Termination

20                         General Provisions

21                         Plan Effective Date

22                         Plan Termination


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                           LORECOM TECHNOLOGIES, INC.



                          1999 LONG-TERM INCENTIVE PLAN







                                    SECTION 1

                               PURPOSE OF THE PLAN


1.1 The LORECOM Technologies, Inc. 1999 Long-term Incentive Plan (the "Plan"), maintained by LORECOM Technologies, Inc., is intended to motivate persons eligible to participate in the Plan to enhance shareholder value by offering incentives to participants who are primarily responsible for the growth of the Company and to attract and retain qualified employees.


                                    SECTION 2

                                   DEFINITIONS


2.1 Unless the context indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section:

          (a) "AWARD" shall mean grants or awards under this Plan in the form of Options, SARs, Restricted Stock, Performance Awards or other stock-based incentive awards.

          (b) "BOARD" shall mean the Board of Directors of the Company.

          (c) "CHANGE OF CONTROL" shall be deemed to have taken place on an occurrence of an event as defined in Section 16 of this Plan.

          (d) "CODE" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time and related Treasury Regulations.


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          (e) "COMMITTEE" shall mean the Board, or any Committee comprised of two or more Outside Directors, that may be designated by the Board to administer the Plan, in accordance with Section 4 hereof.

          (f) "COMMON STOCK" shall mean the common stock, par value $.01, of the Company.

          (g) "COMPANY" shall mean LORECOM Technologies, Inc.

          (h) "DEFERRED SHARES" an award made pursuant to Section 11 of the Plan of the right to receive Common Stock in lieu of cash thereof at the end of a specified time period.

          (i) "DIRECTOR" shall mean any member of the Board.

          (j) "DISABILITY" shall mean permanent and total disability within the meaning of Section 22(e)(3) of the Code.

          (k) "EMPLOYEE" shall mean any full-time employee of the Company or its Subsidiaries (including Directors who are otherwise employed on a full-time basis by the Company or its Subsidiaries).

          (l) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 as it may be amended from time to time.

          (m) "FAIR MARKET VALUE" of the Common Stock on a given date shall be based upon either (i) if the Common Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the last sales price, or, if unavailable, the average of the closing bid and asked prices per share of the Common Stock on such date (or, if there was no trading or quotation in the Common Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations or (ii) if the Common Stock is not listed on a national securities exchange or quoted in an interdealer quotation system, the price will be equal to the Company's fair market value, as determined by the Committee in good faith based upon the best available facts and circumstances at the time.



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          (n) "GRANTEE" shall mean a person granted an Award under the Plan.

          (o) "IMMEDIATE FAMILY" shall mean with respect to a given Grantee that Grantee's spouse, children, or grandchildren (including adopted children or grandchildren).

          (p) "IPO DATE" shall mean the date of closing of the initial public offering of the Company's Common Stock.

          (q) "ISO" shall mean an Award granted pursuant to the Plan to purchase shares of the Stock and is intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

          (r) "NON-EMPLOYEE DIRECTOR" shall mean a Director of the Company who is not an Employee nor has been an Employee at any time during the prior one-year period.

          (s) "NQSO" shall mean an Award granted pursuant to the Plan to purchase shares of stock and is not intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

          (t) "OPTIONS" shall mean stock options to purchase shares of Common Stock at an exercise price established by the Committee. Options may be either NQSOs or ISOs issued under and subject to the Plan.

          (u) "OUTSIDE DIRECTOR" shall mean a director qualified to administer this Plan as defined in Section 162(m) of the Code and the regulations thereunder.

          (v) "PERFORMANCE AWARDS" shall mean Awards under the Plan, payable in cash, Common Stock, other securities or other awards and shall confer on the holder thereof the right to receive payments upon the achievement of such performance goals during such performance periods as the Committee shall establish.

          (w) "PERMITTED TRANSFEREE" shall mean any individual or entity as defined in Section 18.2 of this Plan.



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          (x) "PLAN" shall mean this LORECOM Technologies, Inc. 1999 Long-term
Incentive Plan as set forth herein and as amended from time to time.

          (y) "RESTRICTED STOCK" shall mean an Award of Common Stock subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine.

          (z) "SAR" shall mean an Award constituting the right to receive, upon surrender of the right, but without payment, an amount payable in cash.

          (aa) "SUBSIDIARY or SUBSIDIARIES" shall mean any entity or entities in which the Company owns a majority of the voting power.

          (bb) "TEN PERCENT SHAREHOLDER" shall mean any Grantee who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.


                                    SECTION 3

                             TYPES OF AWARDS COVERED

3.1 Awards granted under the Plan may be:

          (a) Options, which may be designated as:

                  (i)      NQSOs; or

                  (ii)     ISOs;

          (b) SARs;

          (c) Restricted Stock;



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          (d) Performance Awards; or

          (e) other forms of stock-based incentive awards.


                                    SECTION 4

                                 ADMINISTRATION

4.1 The Plan shall be administered by the Committee, each Director of whom shall be ineligible to participate in the Plan and shall otherwise qualify as an Outside Director. Subject to the provisions of the Plan and applicable law, the Committee shall have full discretion and the exclusive power to:

          (a) select the Participants who will participate in the Plan and to make Awards to such Participants;

          (b) determine the time at which such Awards shall be granted;

          (c) resolve all questions relating to the administration of the Plan;

          (d) determine the form of an Award, the number of shares of Common Stock subject to the Award, all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee;

          (e) determine whether Awards will be granted singly or in combination;

          (f) accelerate the vesting, exercise or payment of an Award or the performance period of an Award when such action or actions would be in the best interest of the Company; and

          (g) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.



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


4.2 The Committee in its sole discretion shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

4.3 The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

4.4 Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

4.5 No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted hereunder. All members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.


                                    SECTION 5

                                   ELIGIBILITY

5.1 The individuals who shall be eligible to participate in the Plan shall be officers, management, and such other key Employees or key consultants of the Company and Subsidiaries as the Committee may from time to time determine.

5.2 Directors of the Company who are not excluded from participation under
Section 4 shall be eligible to participate in the Plan subject to other provisions of the Plan.

5.3 A Participant who has been granted an Award in one year shall not necessarily be entitled to be granted Awards in subsequent years.



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                                    SECTION 6

                       SHARES OF STOCK SUBJECT TO THE PLAN

6.1 Awards may be granted with respect to the Common Stock of the Company.

6.2 Shares delivered upon exercise of the Awards, at the election of the Board of Directors of the Company, may be Common Stock that is authorized but previously unissued, or stock reacquired by the Company, or both.

6.3 Subject to the provisions of Section 17, the maximum number of Shares available for issuance under the Plan shall be at least 450,000; provided that, the maximum number of shares of Common Stock for which ISOs may be granted under the Plan shall not exceed 400,000 Shares (which number is subject to adjustment as provided in Section 17.2).

6.4 Any shares of Common Stock subject to an Award under the Plan, which Award for any reason expires, is cancelled or is terminated unexercised as to such shares, shall again be available for the grant of other Awards under the Plan; provided, however, that forfeited Common Stock or other securities shall not be available for further Awards if the Grantee has realized any benefits of ownership from such Common Stock.


                                    SECTION 7

                                  STOCK OPTIONS

7.1 The Committee may grant Options, as follows, which shall be evidenced by a stock option agreement and may be designated as (i) NQSOs or (ii) ISOs:

          (a) NQSOS

                  (i) An NQSO is a right to purchase a specified number of shares of Common Stock during such time as the Committee may determine, not to exceed ten years, at a price determined by the Committee.



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                  (ii)     The purchase price of the Common Stock subject to the
                           NQSO may be paid in cash. At the discretion of the Committee, the purchase price may also be paid by the tender of Common Stock or through a combination of Common Stock and cash or through such other means as the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Common Stock will be issued or accepted.

                  (iii) No NQSO may be exercised more than ten years after the date the NQSO is granted.

                  (iv) The Committee may permit the person exercising the NQSO, either on a selective or aggregate basis, to simultaneously exercise the NQSO and sell the shares of Common Stock acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from sale as payment of the exercise price of the NQSO.

          (b) ISOS

                  (i) Notwithstanding anything to the contrary herein, all ISOs shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with the requirements of Section 422 of the Code.

                  (ii) No ISO may be granted under the Plan to a person who is not an Employee.

                  (iii) The aggregate Fair Market Value (determined at the time of the grant of the Award) of the shares of Common Stock subject to ISOs which are exercisable by a Grantee for the first time during a particular calendar year shall not exceed $100,000. To the extent that ISOs granted to a Grantee exceed the limitation set forth in the preceding sentence, ISOs granted last shall be treated as NQSOs.

                  (iv)     No ISO may be exercisable more than:



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                           a.       in the case of a Grantee who is not a Ten
                                    Percent Share holder, on the date the ISO is granted, ten years after the date the ISO is granted; and

                           b. in the case of a Grantee who is a Ten Percent Shareholder, on the date the ISO is granted, five years after the date the ISO is granted.

                  (v) The exercise price of any ISO shall be determined by the Committee and shall not be less than:

                           a. in the case of a Grantee who is not a Ten Percent Shareholder on the date the ISO is granted, the Fair Market Value of the Common Stock subject to the ISO on such date; and

                           b. in the case of an employee who is a Ten Percent Shareholder on the date the ISO is granted, not less than 110 percent of the Fair Market Value of the Common Stock subject to the ISO on such date.

                  (vi) The Committee may provide that the option price under an ISO may be paid by one or more of the methods available for paying the option price of an NQSO per
                           Section 7.1(a).

7.2 Unless specified otherwise by the Committee in the stock option agreement, Options shall: (i) become exercisable on the date of the grant as to 20% of the number of shares covered by such Options, and as to an additional 20% of the number of shares covered by such Options on each of the next four anniversaries of the date of grant; provided, however, that the Grantee continues to be employed by the Company on such date; and (ii) expire at the end of the maximum time frame allowable under Sections 7.1(a)(iii) or 7.1(b)(iv), as applicable.

7.3 With respect to all or any portion of any Option granted under this Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such Option shall be considered as a NQO granted under this Plan for all purposes. Further, this Plan and any ISOs granted hereunder shall be deemed to have incorporated by reference all the provisions and requirements of Section 422 of the Code (and the Treasury Regulations



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

issued thereunder) which are required to provide that all ISOs granted hereunder shall be "incentive stock options" described in Section 422 of the Code.


                                    SECTION 8

                            STOCK APPRECIATION RIGHTS

8.1 The amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR. The exercise price of the SAR shall be determined by the Committee and shall not be less than the Fair Market Value of a share of Common Stock on the date the SAR is granted. SARs may be granted in tandem with an Option, in which event, the Grantee has the right to elect to exercise either the SAR or the Option. Upon their election to exercise one of these Awards, the other Award is subsequently terminated. SARs may also be granted as an independent Award.

8.2 In the case of an SAR granted in tandem with an ISO to an employee who is a Ten Percent Shareholder on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR, which exercise price shall not be less than 110 percent of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

8.3 The applicable percentage and exercise price shall be established by the Committee at the time the SAR is granted.


                                    SECTION 9

                                RESTRICTED STOCK

9.1 Restricted Stock is Common Stock of the Company that is issued to a Grantee at a price determined by the Committee, which price may be zero, and is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine.

9.2 Unless specified otherwise by the Committee in the award agreement, such shares of Common Stock granted to a Grantee as an Award shall vest twenty percent (20%) on



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

the date of the grant as to 20% of the number of shares covered by such Restricted Stock, and as to an additional 20% of the number of shares covered by such Restricted Stock on each of the next four anniversaries of the date of grant; provided, however that the Grantee continues to be employed by the Company on such date.

9.3 The Committee may, in its discretion, provide for accelerated vesting of Restricted Stock upon the achievement of specified performance goals to be determined by the Committee.


                                   SECTION 10

                               PERFORMANCE AWARDS

10.1 A Performance Award granted under the Plan:

          o may be denominated or payable in cash, Common Stock, Restricted Stock, other securities, or other Awards; and

          o shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish.

10.2 Subject to the terms of the Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee. Such performance goals that the Committee may select may include but are not limited to: earnings before interest and taxes, net income, gross sales, earnings per share, return on equity, return on investment, economic value added, divisional performance goals, etc.


                                   SECTION 11

                       OTHER STOCK-BASED INCENTIVE AWARDS

11.1 The Committee may from time to time grant Awards under this Plan that provide a Grantee the right to purchase Common Stock or units that are valued by reference to the Fair Market Value of the Common Stock (including, but not limited to, phantom securities



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or dividend equivalents) or to receive Deferred Shares which are stock-based incentive grants in lieu of a cash deferral of bonuses. Such Awards shall be in a form determined by the Committee (and may include terms contingent upon a change of control of the Company); provided that such Awards shall not be inconsistent with the terms and purposes of the Plan.

11.2 The Committee shall determine the price of any Award and may accept any lawful consideration.


                                   SECTION 12

                               EXERCISE OF OPTIONS

12.1 The Committee may provide for the exercise of Options in installments and upon such terms, conditions and restrictions as it may determine subject to applicable law and the other requirements of this Plan.

12.2 The Committee may provide for termination of an Option in the case of termination of employment or directorship or any other reason.

12.3 An Option granted hereunder shall be exercisable, in whole or in part, only by written notice delivered in person or by mail to the Secretary of the Company at its principal office, specifying the number of shares of Common Stock to be purchased and accompanied by payment thereof and otherwise in accordance with the stock option agreement pursuant to which the Option was granted.


                                   SECTION 13

                     RIGHTS IN EVENT OF DEATH OR DISABILITY

13.1 If a Grantee dies or becomes subject to a Disability prior to termination of his or her right to exercise an Option in accordance with the provisions of his or her stock option agreement without having totally exercised the Option, the stock option agreement may provide that the Option may be exercised, to the extent that the shares with respect to the Option could have been exercised by the Grantee on the date of his or her death or Disability, by (i), in the event of the Grantee's death, the Grantee's estate or by the person who acquired the right to exercise the Option by bequest or inheritance or (ii), in the event of the Grantee's Disability, the Grantee or his or her personal representative.



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13.2 The date of Disability of a Grantee shall be determined by the Committee.


                                   SECTION 14

                                AWARD AGREEMENTS

14.1 Each Award granted under the Plan shall be evidenced by an award agreement between the Grantee to whom the Award is granted and the Company, setting forth the number of shares of Common Stock, SARs, or units subject to the Award and such other terms and conditions applicable to the Award not inconsistent with the Plan as the Committee may deem appropriate.

14.2 The award agreement for an Option shall also be referred to as a stock option agreement.


                                   SECTION 15

                                 TAX WITHHOLDING

15.1 The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold federal income taxes or other taxes with respect to any Award made under the Plan. Such rules and procedures may provide:

          o in the case of Awards paid in shares of Common Stock, the Company may withhold shares of Common Stock otherwise issuable upon exercise of such Award in order to satisfy withholding obligations, unless otherwise instructed by the Grantee or unless the Committee determines otherwise at the time of Grant; and

          o in the case of an Award paid in cash, that the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Grantee.



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                                   SECTION 16

                                CHANGE OF CONTROL

16.1 For the purpose of the Plan, a "Change of Control" shall be deemed to have occurred if, after the IPO Date:

          o the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation are owned in the aggregate by the former shareholders of the Company;

          o the Company sells, leases or exchanges all or substantially all of its assets to another corporation, which is not a wholly-owned Subsidiary of the Company;

          o any person or "group" within the meaning of Section 13(d)(3) of the Exchange Act acquires (together with voting securities of the Company held by such person or "group") 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record) pursuant to any transaction or combination of transactions;

          o there is a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of
                  Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirements; or

          o the individuals who, at the beginning of any period of twelve consecutive months, constituted the Board of Directors cease, for any reason, to constitute at least a majority thereof, unless the nomination for election or election by the Company's shareholders of each new Director of the Company was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of such period or whose election or nomination for election was previously so approved.

16.2 In the event of a Change of Control affecting the Company, then, notwithstanding any provision of the Plan or of any provisions of any Award agreements entered into between the Company and any Grantee to the contrary, all Awards that have not expired



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

and which are then held by any Grantee (or the person or persons to whom any deceased Grantee's rights have been transferred) shall, as of such Change of Control, become fully and immediately vested and exercisable and may be exercised for the remaining term of such Awards.


                                   SECTION 17

                          DILUTION OR OTHER ADJUSTMENT

17.1 If the Company is a party to any merger or consolidation, or undergoes any merger, consolidation, separation, reorganization, liquidation or the like, the Committee shall have the power to make arrangements, which shall be binding upon the holders of unexpired Awards, for the substitution of new Awards for, or the assumption by another corporation of, any unexpired Awards then outstanding hereunder.

17.2 In the event of a reclassification, stock split, combination of shares, separation (including a spin-off), dividend on shares of the Common Stock payable in stock or other similar change in capitalization or in the corporate structure of shares of the Common Stock, the Committee shall conclusively determine the appropriate adjustment in the option prices of outstanding Options, and the number and kind of shares or other securities as to which outstanding Awards shall be exercisable, and in the aggregate number of shares with respect to which Awards may be granted. No adjustment shall be made for issuances of additional shares of Common Stock by the Company for consideration.

17.3 The number of shares reserved under the Plan shall adjust as the number of shares of Common Stock increase or decrease as provided in Section 6.3 of this Plan.


                                   SECTION 18

                                 TRANSFERABILITY

18.1 No Award, other than an NQSO, shall be sold, pledged, assigned, transferred, or encumbered by a Grantee other than by will or by the laws of descent and distribution.

18.2 Only an NQSO may be pledged, assigned, transferred, or gifted by a Grantee to another individual provided that the NQSO is pledged, assigned, transferred or gifted without consideration by a Grantee, subject to such rules as the Committee may adopt, to (i) a member of the Grantee's immediate family, (ii) a trust solely for the benefit of the

Grantee and his or her immediate family or (iii) a partnership or limited liability company whose only partners or members are the Grantee and his or her Immediate Family (hereinafter referred to as the "Permitted Transferee"); provided that the Committee is notified in advance in writing of the terms and conditions of any proposed pledge, assignment, transfer, or gift and the Committee determines that such pledge, assignment, transfer or gift complies with the requirements of the Plan and the applicable Award agreement.

18.3 Any pledge, assignment or gift of an Award that does not comply with the provisions of the Plan and the applicable Award agreement shall be void and unenforce able against the Company.

18.4 All terms and conditions of a pledged, assigned, transferred or gifted Award shall apply to the beneficiary, executor, administrator, and Permitted Transferee, whether one or more, of the Grantee (including the beneficiary, executory and administratory of a Permitted Transferee), including the right to amend the applicable Award agreement; provided that the Permitted Transferee shall not pledge, assign, transfer, or gift an Award other than by will or by the laws of descent and distribution.


                                   SECTION 19

                            AMENDMENT OR TERMINATION

19.1 The Committee may at any time amend, suspend or terminate the Plan; provided, that:

          o no change in any Awards previously granted may be made without the consent of the holder thereof; and

          o if required by law, such amendment shall be subject to approval of the holders of a majority of the outstanding voting shares of the Company.



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

                                   SECTION 20

                               GENERAL PROVISIONS

20.1 No Awards may be exercised by a Grantee if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over the Plan.

20.2 A bona fide leave of absence approved by a duly constituted officer of the Company shall not be considered interruption or termination of service of any Grantee for any purposes of the Plan or Awards granted thereunder, except that no Awards may be granted to an Employee while he or she is on a bona fide leave of absence.

20.3 No Grantee shall have any rights as a shareholder with respect to any shares subject to Awards granted to him or her under the Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

20.4 Nothing contained in the Plan or in an Award agreement granted thereunder shall confer upon any Grantee any right to (i) continue in the employ of the Company or any of its Subsidiaries or continue serving on the Board of Directors of the Company or (ii) interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Grantee's employment at any time or service on the Board.

20.5 Any Award agreement may provide that stock issued upon exercise of any Awards may be subject to such restrictions, including, without limitation, restrictions as to transferability and restrictions constituting substantial risks of forfeiture as the Committee may determine at the time such Award is granted.

20.6 The Plan shall be governed by and construed in accordance with the laws of the State of Oklahoma except as superseded by applicable Federal law.



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                                   SECTION 21

                               PLAN EFFECTIVE DATE

21.1 The Plan shall become effective on the IPO Date, subject to approval of the Plan by the holders of a majority of the outstanding voting shares of the Company within twelve (12) months after the date of the Plan's adoption by said Board of Directors. In the event of the failure to obtain such shareholder approval, the Plan and any Awards granted thereunder, shall be null and void and the Company shall have no liability thereunder.

21.2 No Award granted under the Plan shall be exercisable until such shareholder approval has been obtained.


                                   SECTION 22

                                PLAN TERMINATION

22.1 No Award may be granted under the Plan on or after the date which is ten years following the effective date specified in Section 21, but Awards previously granted may be exercised in accordance with their terms.



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